Exhibit 10.3
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 26, 2006, among Highland Financial Trust, a Delaware statutory trust (the “Company”), and Citigroup Global Markets Inc. and J.P. Morgan Securities Inc. (collectively, the “Initial Purchasers/Placement Agents”) for the benefit of the Initial Purchasers/Placement Agents and the Holders (as defined below).
     THE PARTIES ENTER THIS AGREEMENT on the basis of the following facts, understandings and intentions:
     A. The Company, Highland Financial Partners, L.P. ( the “LP”), Highland Capital Management, L.P. (the “Manager”), and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Goldman, Sachs & Co. and Credit Suisse Securities (USA) LLC (collectively, the “First Initial Purchasers/Placement Agents”) entered into that certain initial registration rights agreement, dated February 3, 2006, as amended on October 26, 2006 (the “Initial Registration Rights Agreement”), pursuant to which the Company agreed to provide certain registration rights pursuant to a purchase placement agreement (the “Initial Purchase/Placement Agreement”), dated January 27, 2006, by and between the Company and the First Initial Purchasers/Placement Agents, in connection with the offering and sale (the “Initial Offering”) of 16,467,335 common shares of beneficial interest, par value $0.01 per share, of the Company (“Common Shares”);
     B. The Company, the LP, the Manager and the Initial Purchasers/Placement Agents entered into that certain purchase/placement agreement dated October 19, 2006 (the “Subsequent Purchase/Placement Agreement”) in connection with the offering and sale (the “Subsequent Offering”) of Common Shares.
     C. In order to induce the investors who are purchasing the Common Shares in the Subsequent Offering to purchase such Common Shares and the Initial Purchasers/Placement Agents to enter into the Subsequent Purchase/Placement Agreement, the Company has agreed to provide the registration rights provided for in this Agreement for the holders of Registrable Shares (as defined below).
     D. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by the Subsequent Purchase/Placement Agreement.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. As used in this Agreement, the following terms shall have the following meanings:
     Additional Shares: Common Shares or other securities issued in respect of the Shares by reason of or in connection with any share dividend, share distribution, share split, purchase in any rights offering or in connection with any exchange for or replacement of such shares or any combination of shares, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Shares.
     Agreement: As defined in the Introductory Paragraph of this Agreement.
     Affiliate: As to any specified Person, an “affiliate,” as defined in Rule 144, of such person.

     Business Day: With respect to any act to be performed hereunder, each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by applicable law, regulation or executive order to close.
     Commission: The Securities and Exchange Commission.
     Common Shares: As defined in Recital A hereof.
     Company: As defined in the Introductory Paragraph of this Agreement, and any successor thereto.
     End of Suspension Notice: As defined in Section 5(b) hereof.
     Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.
     First Initial Purchasers/Placement Agents: As defined in Recital A hereof, and any successor thereto.
     Highland Participants: The LP’s executive officers and directors, together with the Manager and its Affiliates and their respective executive officers and directors.
     Holder: Each Participant and its direct or indirect transferees, so long as such Participant or transferee owns any Registrable Shares.
     Initial Offering: As defined in Recital A hereof.
     Initial Purchasers/Placement Agents: As defined in the Introductory Paragraph of this Agreement, and any successor thereto.
     Initial Purchase/Placement Agreement: As defined in Recital A of this Agreement, as amended from time to time.
     Initial Registration Rights Agreement: As defined in Recital A of this Agreement, as amended from time to time.
     IPO Registration Statement: As defined in Section 2(b) hereof.
     Losses: As defined in Section 6(d) hereof.
     LP: As defined in Recital A hereof.
     Management Agreement: That certain management agreement by and between the LP and the Manager.
     Manager: As defined in Recital A hereof.
     Mandatory Shelf Registration Statement: As defined in Section 2(a) hereof.
     NASD: The National Association of Securities Dealers, Inc.

     Participants: The purchasers in the Initial Offering and the Subsequent Offering of (i) Regulation D Shares from the Company (including the Highland Participants) and (ii) Rule 144A Shares and Regulation S Shares from the First Initial Purchasers/Placement Agents and the Initial Purchasers/Placement Agents.
     Person: An individual, partnership, corporation, limited liability company, trust, unincorporated organization, government or agency or political subdivision thereof, or any other legal entity.
     Prospectus: The prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.
     Registrable Shares: Each of the Shares and any Additional Shares, upon original issuance thereof, and at all times subsequent thereto, including upon the transfer thereof by the original holder or any subsequent holder, until, in the case of any such Shares or Additional Shares, as applicable, the earliest to occur of:
     (i) the second anniversary of the initial effective date of the Mandatory Shelf Registration Statement or, in the case of any Additional Shares for which tacking under Rule 144A is not available and which are not included in the Mandatory Shelf Registration Statement, until the second anniversary of the issuance of the Additional Shares;
     (ii) the date on which all such shares have been sold pursuant to a Registration Statement or distributed to the public pursuant to Rule 144;
     (iii) the date on which, in the opinion of counsel to the Company, all such shares not held by Affiliates of the Company are eligible for sale without registration under the Securities Act pursuant to subparagraph (k) of Rule 144; or
     (iv) the date on which all such shares are sold to the Company or any of its subsidiaries.
     Registration Expenses: Any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all Commission, securities exchange, NASD registration, listing, inclusion and filing fees including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained by any holder of Registrable Shares in accordance with the rules and regulations of the NASD, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a blue sky memorandum and compliance with the rules of the NASD), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, agreements among underwriters, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on any securities exchange or the Nasdaq Stock Market pursuant to

Section 4(m) of this Agreement or otherwise, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), and reasonable fees and disbursements of Selling Holders’ Counsel for each Registration Statement, and (vi) any fees and disbursements customarily paid by issuers in connection with issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement); provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes or transfer fees, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and disbursements of any counsel to the Holders other than as provided for in clause (v) above.
     Registration Statement: Any Shelf Registration Statement or the IPO Registration Statement (to the extent that it covers the resale of any Registrable Shares), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre-and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.
     Regulation D: Regulation D (Rules 501-508) promulgated by the Commission under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such regulation.
     Regulation D Shares: Common Shares initially sold by the Company in accordance with the Initial Purchase/Placement Agreement or the Subsequent Purchase/Placement Agreement, in each case in accordance with Regulation D and pursuant to the subscription agreement executed by the Participant.
     Regulation S: Regulation S (Rules 901-905) promulgated by the Commission under the Securities Act, as such rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such regulation.
     Regulation S Shares: Common Shares initially sold by the Company to the First Initial Purchasers/Placement Agents and the Initial Purchasers/Placement Agents, and resold by the First Initial Purchasers/Placement Agents and the Initial Purchasers/Placement Agents to “non U.S. persons” in accordance with Regulation S in an “offshore transaction” in accordance with Regulation S.
     Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     Rule 144A: Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     Rule 144A Shares: Common Shares initially sold by the Company to the First Initial Purchasers/Placement Agents and the Initial Purchasers/Placement Agents, and resold by the First

Initial Purchasers/Placement Agents and the Initial Purchasers/Placement Agents to “qualified institutional buyers” (as such term is defined in Rule 144A).
     Rule 158: Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     Rule 415: Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     Rule 429: Rule 429 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.
     Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.
     Selling Holders’ Counsel: Counsel for the Holders that is selected by the Holders holding a majority of the Registrable Shares included in any Registration Statement and that is reasonably acceptable to the Company.
     Shares: The Rule 144A Shares, the Regulation S Shares and the Regulation D Shares sold pursuant to the terms and conditions of the Initial Purchase/Placement Agreement, the Subsequent Purchase/Placement Agreement or the subscription agreement executed by the Participant.
     Shelf Registration Statement: The Mandatory Shelf Registration Statement or any Subsequent Shelf Registration Statement.
     Subsequent Offering: As defined in Recital B hereof.
     Subsequent Purchase/Placement Agreement: As defined in Recital B hereof, as amended from time to time.
     Subsequent Registration Rights Agreement: That certain registration rights agreement, dated October 26, 2006, by and between the Company, Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as amended from time to time.
     Subsequent Shelf Registration Statement: As defined in Section 2(c) hereof.
     Suspension Event: As defined in Section 5(a) hereof.
     Suspension Notice: As defined in Section 5(a) hereof.
     Transaction Entities: The Company, the LP and the Manager.
     Trigger Date: As defined in Section 2(a) hereof.

     Underwritten Offering: A sale of securities of the Company to an underwriter or underwriters for reoffering to the public.
2. Registration Rights.
     (a) Mandatory Shelf Registration. As set forth in Section 4 hereof, the Company agrees to use its best efforts to file with the Commission as soon as reasonably practicable, but in no event later than November 3, 2006, a shelf registration statement on Form S-1 or such other form under the Securities Act then available to the Company providing for the resale pursuant to Rule 415 from time to time by the Holders of any and all Registrable Shares (including for the avoidance of doubt any Additional Shares that are issued prior to the effectiveness of such registration statement) (such registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Mandatory Shelf Registration Statement”). The Company shall use its commercially reasonable efforts to cause the Mandatory Shelf Registration Statement to be declared effective by the Commission as promptly as practicable following such filing, and for this purpose, the Company shall be entitled to consider the advice of the managing underwriter or underwriters of an initial public offering of the Common Shares which is then pending as to the effect that the effectiveness of the Mandatory Shelf Registration Statement could reasonably be expected to have on the marketing of the initial public offering. Such commercially reasonable efforts shall include, without limitation, responding to any comments issued by the staff of the Commission with respect to any Registration Statement and filing any related amendment to such Registration Statement as soon as reasonably practicable after receipt of such comments. The Mandatory Shelf Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including, without limitation, an Underwritten Offering, a direct sale to purchasers, a sale through brokers or agents, or a sale over the internet) by the Holders of any and all Registrable Shares.
     In the event the Mandatory Shelf Registration Statement is not filed with the Commission by November 3, 2006 (the “Trigger Date”), the Manager and/or its affiliates shall forfeit the base management fee it is entitled to receive pursuant to the Management Agreement in respect of the period from and after the Trigger Date until the Mandatory Shelf Registration Statement is filed and all incentive allocations and corresponding distributions under the LP’s partnership agreement due to the Manager and/or its affiliates will be deferred from and after the Trigger Date until the Mandatory Shelf Registration Statement is filed.
     (b) IPO Registration. If, prior to the Mandatory Shelf Registration Statement being declared effective by the Commission and the Common Shares being listed on a national securities exchange or quoted on the Nasdaq Stock Market or comparable quotation system, the Company proposes to file a registration statement on Form S-1 or such other form under the Securities Act providing for the initial public offering of Common Shares (such registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “IPO Registration Statement”), the Company will notify each Holder of the filing (including notifying each Holder of the identity of the managing underwriter or underwriters of such initial public offering), within five Business Days after the filing thereof, and afford each Holder an opportunity within the 15-Business Day period designated in such notice to include in such IPO Registration Statement all or any part of the Registrable Shares then held by such Holder. Each Holder desiring to include in any such IPO Registration Statement all or part of the Registrable Shares held by such Holder shall, within 15 Business Days after receipt of the above-described notice by the Company, so notify the Company in writing, and in such notice shall inform the

Company of the number of Registrable Shares such Holder wishes to include in such IPO Registration Statement. Furthermore, in the event the IPO Registration Statement is not declared effective by the Commission within 120 days following delivery by the Company of notice to the Holders of their initial opportunity to include all or any part of the Registrable Shares then held by such Holders in the IPO Registration Statement, unless a road show for the Underwritten Offering pursuant to the IPO Registration Statement is actually in progress at such time, the Company shall promptly provide a new written notice substantially the same as the original notice to all Holders giving them another opportunity to elect to include Registrable Shares in the pending IPO Registration Statement. Each Holder desiring to include in any such IPO Registration Statement all or part of the Registrable Shares held by such Holder shall, within 15 Business Days after receipt of the above-described written notice by the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Shares such Holder wishes to include in such IPO Registration Statement. Any election by any Holder to include any Registrable Shares in such IPO Registration Statement will not affect the inclusion of such Registrable Shares in any Shelf Registration Statement until such Registrable Shares have been sold under the IPO Registration Statement; provided, however, that at such time of sale, the Company shall have the right to remove from any Shelf Registration Statement the Registrable Shares sold pursuant to the IPO Registration Statement. In the event that Registrable Shares cannot be included in the IPO Registration Statement as a result of the determination of the managing underwriter or underwriters as set forth in Section 2(b)(iii) below, then the Company shall be required to notify each Holder of such determination by the managing underwriter or underwriters.
     (i) Right to Terminate IPO Registration. At any time, the Company shall have the right to terminate or withdraw the IPO Registration Statement referred to in this Section 2(b) whether or not any Holder has elected to include Registrable Shares in such registration; provided, however, that the Company must provide each Holder that elected to include any Registrable Shares in such IPO Registration Statement prompt written notice of such termination.
     (ii) Shelf Registration not Impacted by IPO Registration Statement. The Company’s obligation to file any Shelf Registration Statement pursuant to Sections 2(a) or 2(c) hereof shall not be affected by the filing or effectiveness of the IPO Registration Statement, except to the extent Registrable Shares are sold pursuant to the IPO Registration Statement, in which case, the Company shall have the right to remove from any Shelf Registration Statement the Registrable Shares sold pursuant to the IPO Registration Statement.
     (iii) Underwriting. The Company shall notify the Holders of the identity of the managing underwriter or underwriters for the Underwritten Offering proposed under the IPO Registration Statement. The right of any such Holder’s Registrable Shares to be included in any IPO Registration Statement pursuant to this Section 2(b) shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Shares in the Underwritten Offering to the extent provided herein. All Holders proposing to distribute their Registrable Shares through such Underwritten Offering shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected by the Company for such underwriting and complete and execute any questionnaires, powers of attorney, indemnities, customary underwriter lock-up agreements, including those described herein, securities escrow agreements and other documents reasonably required under the terms of such underwriting, and furnish to the Company such information in writing as the Company may reasonably request for inclusion in the IPO Registration Statement; provided, however, that no Holder shall be required to make any representations or warranties to or agreements (including indemnitees) with the Company or the underwriters other than representations, warranties or agreements (including indemnitees) as are customary and reasonably requested by the underwriters. Notwithstanding any other provision of this Agreement, if the managing underwriter or underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included, then the managing underwriter or underwriters may exclude shares (including Registrable Shares) from the IPO Registration Statement and the Underwritten Offering and any Common Shares included in the IPO Registration Statement and the Underwritten Offering shall be allocated, first, to the Company, and second, to each of the Holders requesting inclusion of their Registrable Shares in such IPO Registration Statement on a pro rata basis based on the total number of Registrable Shares then requested for inclusion by such Holder. If any Holder disapproves of the terms of any Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter or underwriters, delivered at least ten Business Days prior to the proposed effective date of the IPO Registration Statement; provided, that if, in the opinion of counsel, such withdrawal would necessitate a re-circulation of the Prospectus to investors, such Holder shall be required to deliver such written notice at least 20 Business Days prior to the proposed effective date of the IPO Registration Statement. Any Registrable Shares excluded or withdrawn from such Underwritten Offering shall be excluded and withdrawn from the IPO Registration Statement.
     (iv) Hold-Back Agreement. By electing to include Registrable Shares in the IPO Registration Statement, if any, the Holder of such Registrable Shares shall be deemed to have agreed not to, directly or indirectly, offer, sell, contract to sell, pledge, otherwise dispose of, enter into any transaction which is designed to result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by such Holder or any Affiliate of such Holder or any Person in privity with such Holder or any Affiliate of such Holder of, file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act in respect of, any Common Shares or any securities convertible into, or exercisable or exchangeable for, Common Shares (other than such Holder’s Registrable Shares that are included in the IPO Registration Statement), or publicly announce an intention to effect any such transaction during such periods as reasonably requested by the managing underwriter or underwriters of the Underwritten Offering pursuant to the IPO Registration Statement (but in no event for a period longer than 60 days following the effective date of the IPO Registration Statement), provided that the LP’s executive officers and directors, together with the Manager and its Affiliates and their respective executive officers and directors then holding Common Shares or any securities convertible into, or exercisable or exchangeable for, Common Shares are subject to the same restriction for not less than the entire time period required of the Holders hereunder.
     (c) Subsequent Shelf Registration for Additional Shares Issued after Effectiveness of the Mandatory Shelf Registration Statement. If any Additional Shares are issued or distributed to Holders after the effectiveness of the Mandatory Shelf Registration Statement, or such Additional Shares were otherwise not included in a prior Registration Statement, then the Company shall as soon as reasonably practicable, but in no event later than 60 days after the issuance of such Additional Shares, file and use its commercially reasonable efforts to cause to be declared effective by the Commission an additional shelf registration statement on Form S-1 or such other form under the Securities Act then available to the Company providing for the resale of the Additional Shares pursuant to Rule 415 from time to time by the Holders (such registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, a “Subsequent Shelf Registration Statement”) in the same manner, and subject to the same provisions in this Agreement as the Mandatory Shelf Registration Statement.

     (d) Expenses. The Company shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. Each Holder participating in a registration pursuant to this Section 2 shall bear such Holder’s proportionate share (based on the total number of Registrable Shares sold in such registration) of all discounts and commissions payable to underwriters or brokers and all transfer taxes and transfer fees in connection with a registration of Registrable Shares pursuant to this Agreement and any other expense of the Holders not specifically allocated to the Company pursuant to this Agreement relating to the sale or disposition of such Holder’s Registrable Shares pursuant to any Registration Statement.
3. Rules 144 and 144A Reporting.
     With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Shares to the public without registration, until such date as no Holder owns any Registrable Shares, the Company agrees to:
     (a) at all times after the effective date of the first registration statement under the Securities Act filed by the Company for an offering of its securities to the general public, use its commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act;
     (b) use its commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and
     (c) if the Company is not required to file reports and other documents under the Securities Act and the Exchange Act, make available other information as required by, and so long as necessary to permit sales of Registrable Shares pursuant to, Rule 144 and Rule 144A and in any event shall provide to each Holder a copy of:
     (i) the Company’s annual consolidated financial statements (including at least balance sheets, statements of profit and loss, statements of shareholders’ equity and statements of cash flows) prepared in accordance with U.S. generally accepted accounting principles, accompanied by an audit report of the Company’s independent accountants, no later than 90 days after the end of each fiscal year of the Company, and
     (ii) the Company’s unaudited quarterly financial statements (including at least balance sheets, statements of profit and loss, statements of shareholders’ equity and statements of cash flows) prepared in a manner consistent with the preparation of the Company’s annual financial statements, no later than 45 days after the end of each fiscal quarter of the Company.
4. Registration Procedures.
     In connection with the obligations of the Company with respect to any registration pursuant to this Agreement, the Company shall use its best efforts to file the Registration Statement and use commercially reasonable efforts to effect or cause to be effected the registration of the Registrable Shares under the Securities Act to permit the public resale of such Registrable Shares by the Holder or Holders in accordance with the Holders’ intended method or methods of resale and distribution (which methods shall be commercially reasonable), and the Company shall:
     (a) prepare and file with the Commission, as specified in this Agreement, a Shelf Registration Statement, which Shelf Registration Statement shall comply in all material respects as to form with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as promptly as practicable following such filing and to remain effective, subject to Section 5 hereof, until the earlier of (i) such time as all Registrable Shares covered thereby have been sold in accordance with the intended methods of distribution of such Registrable Shares, and (ii) the date on which no Holder holds Registrable Shares; provided, however, that if the Company has an effective Shelf Registration Statement on Form S-1 under the Securities Act and becomes eligible to use Form S-3 or such other short-form registration statement under the Securities Act, the Company may, upon 30 Business Days’ prior written notice to all Holders of Registrable Shares, register any Registrable Shares registered but not yet distributed under the effective Shelf Registration Statement on such a short-form Shelf Registration Statement and, once the short-form Shelf Registration Statement is declared effective, de-register such shares under the previous Shelf Registration Statement or transfer filing fees from the previous Shelf Registration Statement pursuant to Rule 429 unless the Holders holding at least a majority of the shares registered by the Holders under the initial Shelf Registration Statement notify the Company within ten days of receipt of the Company notice that such a registration under the short-form Shelf Registration Statement and de-registration of the initial Shelf Registration Statement would materially interfere with such Holders’ distribution of Registrable Shares already in progress, in which case the Company shall delay the effectiveness of the short-form Shelf Registration Statement and de-registration for a period of not less than 20 days from the date that the Company receives the notice from such Holders requesting a delay;
     (b) subject to Section 4(i) hereof, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the period described in Section 4(a) hereof, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424, and (iii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Shelf Registration Statement during the applicable period in accordance with applicable law and the method or methods of distribution set forth in the “Plan of Distribution” section of the Prospectus;
     (c) furnish to the Holders, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares; the Company consents, subject to Section 5, to the lawful use of such Prospectus, including each preliminary Prospectus, by the Holders, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;
     (d) use its commercially reasonable efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such United States jurisdictions as the Initial Purchasers/Placement Agents or any Holder with Registrable Shares covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to Section 4(a) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares covered by the Registration Statement; provided, however, that the Company shall not be required to take any action to comply with this Section 4(d) if it would require the Company or any of its subsidiaries to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(d) and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

     (e) use its commercially reasonable efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such other governmental agencies or authorities in the United States, if any, as may be necessary to enable the Holders thereof to consummate the disposition of such Registrable Shares; provided, however, that the Company shall not be required to take any action to comply with this Section 4(e) if it would require the Company or any of its subsidiaries to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 4(e) and except as may be required by the Securities Act, (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;
     (f) notify the Initial Purchasers/Placement Agents, Selling Holders’ Counsel, if any, and each Holder with Registrable Shares covered by a Registration Statement promptly and, if requested by the Initial Purchasers/Placement Agents, Selling Holders’ Counsel, if any, or any such Holder, confirm such advice in writing at the address determined in accordance with Section 9(c), (i) when such Registration Statement has become effective and when any post-effective amendments thereto become effective or upon the filing of a supplement to any Prospectus, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information, and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus until the requisite changes have been made);
     (g) during the period of time referred to in Section 4(a) above, use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Shelf Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;
     (h) upon request, furnish to Selling Holders’ Counsel, if any, and each requesting Holder with Registrable Shares covered by a Registration Statement, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);
     (i) except as provided in Section 5, upon the occurrence of any event contemplated by Section 4(f)(iv) hereof, use its commercially reasonable efforts to promptly prepare a supplement or post-effective amendment to a Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that such Registration Statement or related Prospectus or document incorporated therein by reference will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (j) if requested by Selling Holders’ Counsel, if any, the representative of the underwriters, if any, or any Holder of Registrable Shares being sold in connection with an Underwritten Offering, (i) as promptly as practicable incorporate in a Prospectus supplement or post-effective amendment such material information as Selling Holders’ Counsel, if any, the representative of the underwriters, if any, or such Holder indicates in writing relates to them and (ii) use its commercially reasonable efforts to make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received written notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;
     (k) enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement in customary form and reasonably satisfactory to the Company) and take all other reasonable action in connection therewith in order to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement and, in the case of an Underwritten Offering, make representations and warranties to the Holders of Registrable Shares covered by such Registration Statement and to the underwriters in such form and scope as are customarily made by issuers to selling shareholders and underwriters in underwritten offerings, respectively, and confirm the same to the extent customary if and when requested;
     (l) use its commercially reasonable efforts to make available for inspection by one representative appointed by the Holders holding a majority of the Registrable Shares included in any Registration Statement and, with respect to an Underwritten Offering, the representative of any underwriters participating in any disposition pursuant to a Registration Statement and any one law firm retained by the Holders and the underwriters, respectively, during normal business hours and upon reasonable notice, all financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, trustees, directors and employees of the Company and/or the Manager, as applicable, to supply all information reasonably requested by such parties in connection with a Registration Statement and the due diligence review of the Registration Statement and the information contained or incorporated therein; provided, however, that such records, documents or information that the Company determines, in good faith, to be confidential and notifies the foregoing parties of such confidential nature shall not be disclosed by the foregoing parties unless (i) the disclosure of such records, documents or information is necessary to avoid or correct a material misstatement or omission in a Registration Statement or Prospectus, (ii) the release of such records, documents or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents or information have been generally made available to the public by the Company; provided further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and the other parties entitled thereto by one law firm designated by and on behalf of the Holders and the other parties, which counsel the Company deems acceptable in its reasonable good faith judgment;
     (m) use its commercially reasonable efforts (including, without limitation, seeking to cure in the Company’s listing or inclusion application any deficiencies cited by the exchange or market) to list or include all Registrable Shares on the New York Stock Exchange or the Nasdaq Stock Market;
     (n) use its commercially reasonable efforts to prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent the Company’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Shelf Registration Statement as required by Section 4(a) hereof, the Company shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 4(a) hereof;

     (o) provide a CUSIP number for all Registrable Shares, not later than the effective date of the Registration Statement;
     (p) (i) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, (ii) make generally available to its shareholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 (or any similar rule promulgated under the Securities Act), no later than 90 days after the end of each fiscal year of the Company and (iii) delay the effectiveness of any Registration Statement or Prospectus or not file any amendment or supplement to such Registration Statement or Prospectus to which Selling Holders’ Counsel, if any, or any Holder of Registrable Shares covered by such Registration Statement or Prospectus or amendment or supplement shall have, based upon the written opinion of counsel, objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, provided that the Company may request effectiveness of such Registration Statement or Prospectus or may file such amendment or supplement following such time as the Company shall have used its commercially reasonable efforts to resolve any such issue with Selling Holders’ Counsel, if any, or such objecting Holder and shall have advised Selling Holders’ Counsel, if any, or such Holder in writing of its reasonable belief that such filing complies with the requirements of the Securities Act;
     (q) provide and cause to be maintained a registrar and transfer agent for all Registrable Shares covered by any Registration Statement from and after a date not later than the effective date of such Registration Statement;
     (r) in connection with any sale or transfer of the Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the security being delivered no longer being Registrable Shares, cooperate with the Holders and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends (other than as required by the Company’s charter) and to enable such Registrable Shares to be in such denominations and registered in such names as the representative of the underwriters, if any, or the Holders may reasonably request at least three Business Days prior to any sale of the Registrable Shares;
     (s) upon effectiveness of the first Registration Statement filed by the Company under this Agreement, take such actions and make such filings as are necessary to effect the registration of the Common Shares under the Exchange Act simultaneously with or as soon as practicable following the effectiveness of the Registration Statement;
     (t) in the case of an Underwritten Offering, use its commercially reasonable efforts to furnish or cause to be furnished to the underwriters a signed counterpart, addressed to the underwriters, of: (i) an opinion of counsel for the Company, dated the date of each closing under the underwriting agreement, in customary form and reasonably satisfactory to the underwriters; and (ii) a “comfort” letter, dated the effective date of the Registration Statement and the date of each closing under the underwriting agreement, signed by the independent public accountants who have certified the Company’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities and such other financial matters as the underwriters may reasonably request and are customarily obtained by underwriters in underwritten public offerings of securities;

     (u) at a reasonable time prior to the filing of any Registration Statement, any amendment or supplement to a Registration Statement, any Prospectus, any amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers/Placement Agents and Selling Holders’ Counsel, if any, and make representatives of the Company as shall be reasonably requested by the Initial Purchasers/Placement Agents or Selling Holders’ Counsel, if any, available for discussion of such document; and
     (v) in connection with the initial filing of a Registration Statement and each amendment thereto with the Commission, prepare and timely file with the NASD all forms and information required or requested by the NASD.
     The Company may require the Holders to furnish to the Company such information regarding the proposed distribution by such Holder of such Registrable Shares as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of the Registrable Shares and no Holder shall be entitled to be named as a selling shareholder in any Registration Statement and no Holder shall be entitled to use the Prospectus forming a part thereof if such Holder does not provide such information to the Company. Any Holder that sells Registrable Shares pursuant to a Registration Statement shall be required to be named as a selling shareholder in the related Prospectus and to deliver or cause to be delivered a Prospectus to purchasers. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading. Each Holder shall have a reasonable opportunity prior to the filing of any Registration Statement to review the Registration Statement with respect to the accuracy of the information provided by such Holder and to provide comments thereon to the Company or its counsel.
     Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f)(ii), 4(f)(iii) or 4(f)(iv) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus. If so directed by the Company, such Holder will deliver to the Company (at the reasonable expense of the Company) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.
5. Black-Out Period.
     (a) Subject to the provisions of this Section 5, the Company shall have the right, but not the obligation, from time to time to suspend the use of the Registration Statement following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), if a Suspension Event (as defined below) occurs. If the Company elects to suspend the effectiveness and/or use of a Registration Statement following the occurrence of a Suspension Event, the Company, by written notice to the Initial Purchasers/Placement Agents and Selling Holders’ Counsel, if any, and by written notice, email transmission or such other means that the Company reasonably believes to be a reliable means of communication to the Holders (a “Suspension Notice”), shall notify such parties, that the effectiveness of the Registration Statement has been suspended and shall direct the Holders to suspend sales of the Registrable Shares pursuant to the Registration Statement until the Suspension Event has ended. A “Suspension Event” shall be deemed to have occurred if: (i) the managing underwriter or underwriters of an Underwritten Offering of Common Shares has advised the Company that the offer or sale of Registrable Shares pursuant to the Registration Statement would have a material adverse effect on the Company’s Underwritten Offering; (ii) the Board of Directors of the LP in good faith has determined that the offer or sale of any Registrable Shares would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company; or (iii) the Board of Directors of the LP has determined in good faith, that it is required by law, or that it is in the best interests of the Company, to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to ensure that the Prospectus included in the Registration Statement (1) contains the financial information required under Section 10(a)(3) of the Securities Act; (2) discloses any fundamental change in the information included in the Prospectus; or (3) discloses any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Upon the occurrence of any Suspension Event, the Company shall use its commercially reasonable efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Holders to resume sales of the Registrable Shares as soon as practicable. In no event shall the Company be permitted to suspend the use of a Registration Statement in any 12-month period for more than 45 consecutive days or for more than an aggregate of 90 days, except as a result of a refusal by the Commission to declare any post-effective amendment to the Registration Statement effective after the Company has used all commercially reasonable efforts to cause such post-effective amendment to be declared effective, in which case the Company shall terminate the suspension of the use of the Registration Statement immediately following the effective date of the post-effective amendment.
     (b) If the Company gives a Suspension Notice to the Holders to suspend sales of the Registrable Shares following a Suspension Event, the Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement (or such filings) at any time after they have received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, each Holder will deliver to the Company (at the expense of the Company) all copies other than permanent file copies then in such Holder’s possession of the Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of the Registrable Shares pursuant to the Registration Statement (or such filings) upon delivery by the Company of notice that the Suspension Event or its potential effects are no longer continuing (an “End of Suspension Notice”), which End of Suspension Notice shall be given by the Company to the Holders, the Initial Purchasers/Placement Agents and Selling Holders’ Counsel, if any, in the same manner as the Suspension Notice promptly following the conclusion of any Suspension Event and its effect.
     (c) Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice with respect to any Registration Statement pursuant to this Section 5, the Company agrees that it shall extend the period of time during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Holders of the Suspension Notice to and including the date of receipt by the Holders of the End of Suspension Notice and provide copies of the supplemented or amended Prospectus necessary to resume sales, with respect to each Suspension Event; and, if applicable, the period for which the Common Shares covered by such Registration Statement remain Registrable Shares shall be commensurately extended.
6. Indemnification and Contribution.
     (a) Each of the Transaction Entities agrees, jointly and severally, to indemnify and hold harmless each Holder, each Initial Purchaser/Placement Agent, the trustees, directors, officers, employees, Affiliates and agents of each such Holder or Initial Purchaser/Placement Agent and each Person who controls any such Holder or Initial Purchaser/Placement Agent within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that no Transaction Entity will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that any Transaction Entity may otherwise have.
     Each of the Transaction Entities also agrees, jointly and severally, to indemnify as provided in this Section 6(a) or contribute as provided in Section 6(d) hereof to Losses (as defined in Section 6(d)) of each underwriter, if any, of Registrable Shares registered under any Registration Statement in an Underwritten Offering, its trustees, directors, officers, employees, Affiliates or agents and each Person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers/Placement Agents and the Holders provided in this paragraph (a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement.
     (b) Each Holder of Registrable Shares covered by a Registration Statement (including each Initial Purchaser/Placement Agent that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless each of the Transaction Entities, each of the Company’s trustees, each of the Company’s officers who signs the Registration Statement and each Person who controls the Transaction Entities within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Transaction Entities to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity.
     (c) Promptly after receipt by an indemnified party under this Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.
     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Subsequent Offering and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser/Placement Agent be responsible, in the aggregate, for any amount in excess of the purchase discount or commission or placement fee applicable to such Registrable Share, as set forth in the Final Memorandum (as defined in the Subsequent Purchase/Placement Agreement), nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Transaction Entities shall be deemed to be equal to the total net proceeds from the Subsequent Offering (before deducting expenses) as set forth in the Final Memorandum (as defined in the Subsequent Purchase/Placement Agreement). Benefits received by the Initial Purchasers/Placement Agents shall be deemed to be equal to the total purchase discounts and commissions and placement fees as set forth on the cover page of the Final Memorandum (as defined in the Subsequent Purchase/Placement Agreement), and benefits received by any other Holders shall be deemed to be equal to the value of receiving Registrable Shares registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each Person who controls a Holder or Initial Purchaser/Placement Agent within the meaning of either the Securities Act or the Exchange Act and each trustee, director, officer, employee, Affiliate and agent of such Holder or Initial Purchaser/Placement Agent shall have the same rights to contribution as such Holder or Initial Purchaser/Placement Agent, and each Person who controls the Transaction Entities within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each trustee of the Company shall have the same rights to contribution as the Transaction Entities, subject in each case to the applicable terms and conditions of this paragraph (d).
     (e) The provisions of this Section 6 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Transaction Entities or any of the indemnified persons referred to in this Section 6, and shall survive the sale by a Holder of securities covered by the Registration Statement.
7. Market Stand-off Agreement.
     Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, directly or indirectly, offer, sell, contract to sell, pledge, otherwise dispose of, enter into any transaction which is designed to result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by such Holder or any Affiliate of such Holder or any Person in privity with such Holder or any Affiliate of such Holder of, file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act in respect of, any Common Shares or any securities convertible into, or exercisable or exchangeable for, Common Shares, or publicly announce an intention to effect any such transaction for a period of up to (i) 60 days following the effective date of the IPO Registration Statement of the Company filed under the Securities Act or (ii) 60 days following the date of an Underwritten Offering by the Company pursuant to a Shelf Registration Statement of the Company filed under the Securities Act; provided, however, that:
     (a) with respect to the 60-day restriction that follows the effective date of the IPO Registration Statement and the 60-day period that follows the date of an Underwritten Offering pursuant to a Shelf Registration Statement, such agreement shall not be applicable to Registrable Shares sold pursuant to such IPO Registration Statement or Shelf Registration Statement, as the case may be;
     (b) all of the LP’s executive officers and directors, together with the Manager and its Affiliates and their respective officers and directors then holding Common Shares or securities convertible into, or exchangeable or exercisable for, Common Shares shall enter into similar agreements for not less than the entire time period required of the Holders hereunder; and
     (c) the Holders shall be allowed any concession or proportionate release allowed to any of the LP’s executive officers and directors, together with the Manager and its Affiliates and their respective executive officers and directors then holding Common Shares or securities convertible into, or exchangeable or exercisable for, Common Shares.
     In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the securities subject to this Section 7 and to impose stop transfer instructions with respect to the Registrable Shares and such other securities of each Holder (and the securities of every other Person subject to the foregoing restriction) until the end of such period.

8. Termination of the Company’s Obligations.
     The Company shall have no further obligations pursuant to this Agreement at such time as no Registrable Shares are outstanding, provided, however, that the Company’s obligations under Sections 3, 6 and 9(a) through and including 9(n) of this Agreement, and the Manager’s obligations under Sections 6 and 9(a) through and including 9(n) of this Agreement, shall remain in full force and effect following such time.
9. Miscellaneous.
     (a) No Conflicting Agreements. Except for the Initial Registration Rights Agreement, the Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to the Company’s securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the Holders under this Agreement and the Initial Registration Rights Agreement do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements. The Company will not take any action with respect to the Registrable Shares which, to its knowledge, would adversely affect the ability of any of the Holders to include such Registrable Shares in a registration undertaken pursuant to this Agreement or the Initial Registration Rights Agreement. The Company represents and covenants that it has not granted, and shall not grant, to any security holders (other than the Holders in such capacity) the right to include any of the Company’s securities in any Registration Statement filed pursuant to this Agreement or the Initial Registration Rights Agreement.
     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Transaction Entities, the Initial Purchasers/Placement Agents and Holders beneficially owning not less than 50% of the then outstanding Registrable Shares. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders may be given by such Holder; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.
     (c) Notices. All notices and other communications, provided for or permitted hereunder shall be made in writing and delivered by facsimile (with receipt confirmed), electronic mail, overnight courier or registered or certified mail, return receipt requested, or by telegram:
     (i) if to a Holder, at the most current street or email address given by the transfer agent and registrar of the Common Shares to the Company;
     (ii) if to the Initial Purchasers/Placement Agents, to:
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013
Attention: General Counsel
Telecopy No.: (212) 816-7912
and

c/o J.P. Morgan Securities, Inc.
277 Park Avenue
New York, New York 10172
Attention: Associate General Counsel
Telecopy No.: (212) 622-6002
with a copy to (for informational purposes only):
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019
Attention: Jay L. Bernstein, Esq.
Telecopy No.: (212) 878-8375
and
     (iii) if to the Company, to:
Highland Financial Trust
Two Galleria Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
Attention: Chief Financial Officer
Telecopy No.: (972) 628-4147
with a copy to (for informational purposes only):
Skadden, Arps, Slate, Meagher & Flom, LLP
Four Times Square
New York, New York 10036
Attention: Richard Prins, Esq.
Telecopy No.: (212) 735-2000
     (d) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and shall inure to the benefit of each Holder. Each of the Transaction Entities agrees that the Holders shall be third party beneficiaries to the agreements made hereunder by the Initial Purchasers/Placement Agents and the Transaction Entities, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights hereunder; provided, however, that no Holder shall have the right to enforce such agreements unless and until such Holder fulfills all of its obligations hereunder.
     (e) Share Legend. In addition to any other legend that may appear on the share certificates evidencing the Registrable Shares, for so long as any Shares or Additional Shares remain Registrable Shares each share certificate evidencing such Registrable Shares shall contain a legend to the following effect: “THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND ENTITLED TO THE OBLIGATIONS AND BENEFITS OF A CERTAIN REGISTRATION RIGHTS AGREEMENT, DATED                    , 2006.”

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK. THE PARTIES HERETO WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     (h) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
     (i) Entire Agreement. This Agreement, together with the Subsequent Purchase/Placement Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.
     (j) Registrable Shares Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Shares is required hereunder, Registrable Shares held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
     (k) Survival. This Agreement is intended to survive the consummation of the transactions contemplated by the Subsequent Purchase/Placement Agreement. The indemnification and contribution obligations under Section 6 of this Agreement shall survive the termination of the Company’s obligations under Section 2 of this Agreement.
     (l) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the provisions of this Agreement. All references made in this Agreement to “Section” refer to such Section of this Agreement, unless expressly stated otherwise.
     (m) Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein or in the Subsequent Purchase/Placement Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. Each of the Transaction Entities agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.
     (n) Underwritten Offerings.
     (i) If any of the Registrable Securities covered by a Shelf Registration Statement are to be sold in an Underwritten Offering, the managing underwriter or underwriters that will administer the offering shall be selected by the Holders holding a majority of the Registrable Shares to be included in such offering.
     (ii) No Holder may participate in any Underwritten Offering unless such Holder (i) agrees to sell such Holder’s Registrable Shares on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, customary underwriter lock-up agreements, including those described herein, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

HIGHLAND FINANCIAL TRUST
By:
Name:
Title:

Citigroup Global Markets Inc. J.P. Morgan Securities Inc. for themselves and on behalf of the Holders
By:	Citigroup Global Markets Inc.

By:
Name:
Title:

By:	J.P. Morgan securities Inc.

By:
Name:
Title:

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